UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 16, 2003

Artisoft, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19462	86-0446453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Cambridge Center Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 354-0600

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

EXPLANATORY NOTE

The Registrant is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K dated December 16, 2003 (the “Form 8-K”) for the purpose of filing a technical amendment to the agreement filed as Exhibit 99.1 to the Form 8-K.  Item 7 of the Form 8-K is hereby amended and restated in its entirety as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

	Exhibit No.	Description

	99.1	Agreement dated December 16, 2003 among Artisoft, Inc. and the Investors set forth therein, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2004	ARTISOFT, INC.

	By:	/s/ Duncan G. Perry
		Name:	Duncan G. Perry
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Agreement dated December 16, 2003 among Artisoft, Inc. and the Investors set forth therein, as amended